EQUITY	12 Months Ended
Dec. 31, 2020
Share Capital, Reserves And Other Equity Interest [Abstract]
EQUITY
Equity
Share capital
As at 31 December 2020, the Company has issued and fully paid 454,645,510 Shares. Shares in issue have one voting right each and no restrictions related to dividends or return of capital.

	Number of Shares	Share capital
	millions	€ million
As at 1 January 2018	485	5
Issuances of Shares	3	—
Cancellation of Shares	(13)	—
As at 31 December 2018	475	5
Issuance of Shares	2	—
Cancellation of Shares	(21)	—
As at 31 December 2019	456	5
Issuance of Shares	2	—
Cancellation of Shares	(3)	—
As at 31 December 2020	455	5
The share capital increased in 2020, 2019 and 2018 from the issue of 1,310,833, 2,092,404 and 2,763,238 Shares, respectively, following the exercise of share-based payment awards.
In connection with the Company’s share buyback programmes, 3,065,200, 20,612,593 and 12,429,600 Shares were cancelled in 2020, 2019 and 2018, respectively.
Share premium
The share premium account increased by cash received for the exercise of options by €14 million for 2020, €26 million for 2019 and €25 million for 2018.
Merger reserves
The consideration transferred to acquire CCIP and CCEG qualified for merger relief under the Companies Act. As such, the excess consideration transferred over nominal value was required to be excluded from the share premium account and recorded to merger reserves.
Share buyback programme
In connection with the €1 billion share buyback programme announced in February 2020, the Company entered into agreements to purchase its own Shares. 3,065,200 Shares were repurchased by the Company and cancelled. The total cost of the repurchased Shares of €129 million, including €1 million of directly attributable tax costs, was deducted from retained earnings.
On 23 March 2020, in response to COVID-19, the Board took the decision to suspend the share buyback programme. No further Shares were purchased under this programme in the period through to 31 December 2020.
Other reserves
The following table summarises the balances in other reserves (net of tax) as at the dates presented:

	31 December 2020	31 December 2019	31 December 2018
	€ million	€ million	€ million
Cash flow hedge reserve	20	(17)	(26)
Net investment hedge reserve	197	197	197
Foreign currency translation adjustment reserve	(754)	(629)	(723)
Total other reserves	(537)	(449)	(552)
Movements, including the tax effects, in these accounts through to 31 December 2020 are included in the consolidated statement of comprehensive income.
Dividends
Dividends are recorded within the Group’s consolidated financial statements in the period in which they are paid. On 1 December 2020, the Group paid a full year dividend of €0.85 per Share.

	31 December 2020	31 December 2019	31 December 2018
	€ million	€ million	€ million
First half dividend(A)	—	290	252
Second half dividend(B)	386	284	261
Total dividend on ordinary shares paid	386	574	513
(A)Dividend of €0.62 per Share was paid in first half of 2019. Dividends of €0.26 per Share were paid in both first and second quarters of 2018.
(B)Dividend of €0.62 per Share was paid in second half of 2019. Dividends of €0.26 and €0.28 per Share were paid in the third and fourth quarters of 2018, respectively.

Dividends attributable to restricted stock units and performance share units that are unvested at the period end date are accrued accordingly. During the year an incremental dividend accrual of €1 million has been recognised (2019: nil, 2018: €2 million).